UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-32268 (Commission File Number)	11-3715772 (IRS Employer Identification Number)
30 S. Meridian Street Suite 1100 Indianapolis, IN (Address of principal executive offices)		46204 (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

As previously disclosed by the Company in its Current Report on Form 8-K filed on June 9, 2008, Eugene Golub notified the Company that he is retiring from the Board effective August 5, 2008. However, on August 4, 2008, Mr. Golub withdrew his notice of retirement and notified the Company that he intends to continue to serve as a member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: August 8, 2008	By:	/s/ Daniel R. Sink

Daniel R. Sink
Executive Vice President,
Chief Financial Officer
and Treasurer